UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2003

NUI Corporation
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-6385	22-3708029
(Commission File Number)	(I.R.S. Employer Identification)

550 Route 202-106, P. O. Box 760, Bedminster, New Jersey  07921-0760
(Address of Principal Executive Offices including zip code)

(908) 781-0500
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or former Address, if Changed Since Last Report)

Item 7.     Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99
News Release dated April 30, 2003

Item 9.     Regulation FD Disclosure

Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition.  On April 30, 2003, the Registrant issued a press release to report earnings for the quarter ended March 31, 2003.  A copy of the press release is furnished with this Form 8-K as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUI CORPORATION

By: /S/ James R. Van Horn
James R. Van Horn Chief Administrative Officer General Counsel and Secretary

Date:  April 30, 2003